Condensed Financial Information of Parent	12 Months Ended
Jan. 31, 2021
Condensed Financial Information Disclosure [Abstract]
Condensed Financial Information of Parent
13) CONDENSED FINANCIAL INFORMATION OF PARENT
The parent company financial statements are intended to present the condensed financial information of Core & Main that was formed on April 9, 2021, as described in Note 1. As the newly created parent did not exist as of the January 31, 2021 balance sheet or for any prior periods, no parent company information has been presented. As of the date of issuance the parent company has no significant assets, liabilities, income, expense or cash flows other than those relating to its investment in subsidiaries.
Restricted Payments
Core & Main LP is party to the Term Loan, the ABL Revolver and the indenture governing the 2025 Notes. The obligations under the Revolving Credit Facility and Term Loan Agreement are secured by substantially all of the present and future assets of the borrowers.
The Term Loan, ABL Revolver and the indenture governing the 2025 Notes contain customary negative covenants that limit the ability for Core & Main LP to take certain actions, including but not limited to paying dividends or other distributions to Holdings in respect of capital stock or making loans or advances. The negative covenants are subject to customary exceptions, including baskets up to specified or calculated thresholds. Under these exceptions, Core & Main LP will be authorized to make restricted payments to Holdings. At January 31, 2021, the restricted net assets of Holdings’ consolidated subsidiaries were approximately $384.8 million, which does not reflect the impact of exceptions to the r
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stricted payment covenants under the Term Loan, the ABL Revolver and the indenture governing the 2025 Notes, which may have been available under certain specific circumstances.